UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2021

Colfax Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34045	54-1887631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

420 National Business Parkway, 5th Floor

Annapolis Junction, MD 20701

(Address of principal executive offices) (Zip Code)

(301) 323-9000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CFX	New York Stock Exchange
5.75% Tangible Equity Units	CFXA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 3, 2021, the Board of Directors of Colfax Corporation (the “Company”) approved a comprehensive retention program in order to retain key employees, including its named executive officers (“NEOs”), to facilitate successful completion of the separation of the Company’s ESAB and DJO businesses into two independent, publicly-traded companies as announced by the Company on March 4, 2021 (the “Transaction”). As part of the retention program, each NEO entered into a retention agreement with the Company, and four NEOs received a grant of restricted stock units (“RSUs”), subject to the terms and conditions summarized below. Shyam Kambeyanda, Executive Vice President, President and CEO of ESAB, also entered into a change in control agreement as detailed below.

The material terms of the retention agreements include:

Retention Payment

•

For each NEO except Mr. Kambeyanda, the retention payment is earned if he is employed through the earlier of the 12 month anniversary of (a) the completion of the Transaction or (b) the End Date (as defined in the retention agreements). The retention payment will be paid in the first regular payroll following the earlier of the 6th month anniversary of the completion of the Transaction or the End Date. Mr. Hix may receive his retention payment at an earlier date.

•

Mr. Kambeyanda’s retention payment is earned if the Transaction is not completed by December 31, 2022 and he remains employed through December 31, 2022. The retention payment will be paid in the first regular payroll following December 31, 2022.

•

The retention payment for each NEO except Mr. Hix is an amount equal to such NEO’s 2021 annual base salary plus his 2021 annual cash bonus plan amount at target level. Mr. Hix’s retention payment is equal to his 2021 long term incentive target opportunity.

•

For each NEO except Mr. Kambeyanda, the retention payment is subject to a 50% clawback if the NEO is terminated for cause or separates without good reason or other than by mutual consent prior to the 12 month anniversary of the Transaction or the End Date.

•	If the NEO is terminated without cause, separates with good reason after the Transaction, separates by mutual consent, or dies, he or his estate will receive the retention payment.

Equity Grants and Treatment

•

Messrs. Trerotola, Pryor, Kambeyanda and Shirley received grants of RSUs in the amounts indicated below pursuant to the form of Retention RSU Agreement attached hereto. These grants vest ratably over a three-year period, subject to the NEO remaining in service on the relevant vesting dates, except in certain qualifying terminations. These awards accrue dividend equivalents when the Company pays dividends, which will be paid out in cash upon the vesting of the retention RSUs.

Name	Number of RSUs
Matthew Trerotola	72,009
Daniel Pryor	21,487
Shyam Kambeyanda	17,422
Brady Shirley	27,875

•

In addition, the retention agreements provide that, as of the date of the agreement, the terms of all outstanding and unvested options, RSUs and performance-based awards will be modified so that if the NEO separates with good reason following the Transaction, separates by mutual consent, dies or is terminated without cause, then his options and RSUs vest and performance-based awards are earned at pre-defined measurement dates and subject to payout at the end of the performance period.

The Company also entered into a change in control agreement with Mr. Kambeyanda. Pursuant to that agreement, if Mr. Kambeyanda experiences a qualifying termination between the date the Company executes a definitive agreement which would result in a change in control of the ESAB business or 90 days prior to the consummation of a change in control of the ESAB business (whichever is earlier), and 18 months after a change in control of the

ESAB business, Mr. Kambeyanda will receive an amount equal to two-hundred percent of his base salary and the greater of two-hundred percent of his target bonus pursuant to the Company’s Annual Incentive Plan for the last full fiscal year preceding the change in control termination or two-hundred percent of his target bonus pursuant to the Annual Incentive Plan for the full fiscal year in which the change in control termination occurs. The change in control agreement terminates (i) if it is mutually terminated, (ii) if Mr. Kambeyanda is terminated other than pursuant to a qualifying termination, or (iii) on December 31, 2022 if the Transaction has not been completed.

The retention agreements, form of Retention RSU Agreement, and change in control agreement with Mr. Kambeyanda are filed as exhibits to this Current Report on Form 8-K, and the above summaries are qualified in their entirety by reference to the applicable exhibit.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

10.1	Form of Retention Restricted Stock Unit Agreement (2020 Plan)

10.2	Retention Agreement, dated March 5, 2021, by and between Colfax Corporation and Matthew Trerotola

10.3	Retention Agreement, dated March 5, 2021, by and between Colfax Corporation and Christopher Hix

10.4	Retention Agreement, dated March 5, 2021, by and between Colfax Corporation and Daniel Pryor

10.5	Retention Agreement, dated March 5, 2021, by and between Colfax Corporation and Shyam Kambeyanda

10.6	Retention Agreement, dated March 5, 2021, by and between Colfax Corporation and Brady Shirley

10.7	Change in Control Agreement, dated March 5, 2021, by and between Colfax Corporation and Shyam Kambeyanda

104	Cover Page Interactive Data File - The cover page from this Current Report on Form 8-K is formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 5, 2021

COLFAX CORPORATION

By:	/s/ Christopher M. Hix
	Name:	Christopher M. Hix

	Title:	Executive Vice President, Finance,
Chief Financial Officer
(Principal Financial Officer)